Supplement dated February 28, 2020

to the Prospectuses dated May 1, 2019 for

MONY Custom Master

Issued by

MONY Life Insurance Company of America

MONY America Variable Account A

Supplement dated February 28, 2020

to the Prospectus dated May 1, 2018 for

MONYMaster Variable Annuity

to the Prospectus dated May 1, 2012 for

MONY Variable Annuity

to the Prospectus dated May 3, 2004 for

MONY C Variable Annuity and MONY L Variable Annuity

and to the Prospectus dated May 1, 1996 for

ValueMaster

Issued by

MONY Life Insurance Company of America

MONY America Variable Account A

Supplement dated February 28, 2020

to the Prospectus dated April 30, 2008 for

MONY Variable Annuity

to the Prospectus dated May 14, 2004 for

MONY Custom Master Variable Annuity and The MONYMaster

to the Prospectus dated May 4, 2004 for

MONY C Variable Annuity

to the Prospectus dated May 3, 2004 for

MONY L Variable Annuity

to the Prospectus dated May 1, 1996 for

The ValueMaster

to the Prospectus dated May 1, 1992 for

The MONYMaster

Issued by

MONY Life Insurance Company

MONY Variable Account A

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

On December 20, 2019, the President signed into law the Setting Every Community Up for Retirement Enhancement Act of 2019 (the “SECURE Act”).  The SECURE Act makes significant changes to laws governing individual retirement accounts and individual retirement annuities (collectively, “IRAs”) and “defined contribution” retirement plans, such as 401(k) plans. The effective date for many of the provisions of the new law is January 1, 2020.

Accordingly, the prospectus for your annuity contract is revised to conform to the provisions of the SECURE Act as follows:

Increase in RMD Age

For IRA owners and plan participants who attain age 70 ½ after 2019 (i.e., were born on or after July 1, 1949), the age at which you must begin taking Required Minimum Distributions has increased to 72. This change does not apply to individuals who attained age 70 ½ before January 1, 2020 (i.e., were born on or before June 30, 1949).

Elimination of Age Limit for Contributions to Traditional IRAs

Before the enactment of the SECURE Act, an individual was prohibited from making additional annual contributions to a traditional (non-Roth) IRA after attaining age 70 ½.  The SECURE Act eliminated this limitation on contributions to traditional IRAs for tax years after December 31, 2019.

Changes to Timing of Death Benefit Distributions

Prior to the SECURE Act, beneficiaries of an annuity that was part of an IRA or defined contribution plan could elect to have the annuity’s death benefit distributed over the beneficiary’s life expectancy. Under the new rule, except for eligible designated beneficiaries (“EDBs”), the beneficiary must receive the entire death benefit within 10 years of the annuity owner’s death. EDBs may still elect to take distributions over their life expectancy or over a period not extending beyond their life expectancy, but the 10-year requirement applies when they die.  EDBs include: (1) the owner’s surviving spouse, (2) the owner’s minor child (until they reach the age of majority), (3) a disabled person, (4) a chronically ill person, or (5) an individual who is not more than 10 years younger than the owner. A beneficiary’s status as an EDB is determined on the date of the owner’s death.

For information about your Contract, you may contact us by writing Protective Life at P.O. Box 10648 Birmingham, AL 35202-0648 or calling toll free at 800-456-6330.

This Supplement Should Be Retained with Your Prospectus for Future Reference.